SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 12, 2007

                            VICTORIA INDUSTRIES, INC.

               (Exact Name of Registrant as Specified in Charter)

            Nevada                      000-27189                98-0230423
(State or Other Jurisdiction           Commission               (IRS Employer
      of Incorporation)               File Number)           Identification No.)

                551 Fifth Avenue, Suite 2020, New York, NY 10017
               (Address of Principal Executive Offices)(Zip Code)
                        Commission file number: 000-27189

       Registrant's telephone number, including area code: (212) 973-0063

Item 8.01   Other events

On July 12, 2007, Registrant issued a press release announcing the status of certain corporate events. Such press release is contained in Exhibit 99.1 hereto, which is being furnished, and shall not be deemed to be "filed" with the SEC. Such exhibit shall not be incorporated by reference into any filing of the Registrant with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

Item 9.01.  Financial Exhibits, Pro Forma Financial Information and Exhibits.

      Exhibits

      99.1  Press Release.

                                   SIGNATURES

      Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Victoria Industries, Inc.


Dated: July 12, 2007                By: /s/ Albert Abdoulline
                                        ----------------------------------------
                                        Albert Abdoulline, Chairman, CEO and CFO